Prospectus

TRANSAMERICA VARIABLE FUNDS
GROUP VARIABLE ANNUITY CONTRACTS
Sections 401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (“TFLIC”)
440 Mamaroneck Avenue, Harrison, New York 10528;
 (800) 755-5801, www.transamerica.com

May 1, 2026

This prospectus describes group variable annuity contracts (“Contracts”) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts. It includes the contract’s features, benefits, and risks.  The Contract is issued by Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”).

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (“purchase payments”) to the Subaccounts of the Transamerica Variable Funds, a TFLIC segregated investment account.  Information on these options may may be found under Appendix: Investment Options Available Under the Contract.

This prospectus sets forth the basic information that you should know before investing. The Contract is a complex investment and involves risks, including potential loss of principal. This variable annuity may not be suitable for everyone. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Contract are subject to our financial strength and claims-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15 (d) of the 1934 Act. Please keep this prospectus for future reference.

The availability of investment options, Contract benefits, or other Contract features may vary depending on the financial intermediary through which the Contract is sold. See Appendix - Financial Intermediary Variations.

If you are a new investor in the Contract, you may return your Contract for a refund within a prescribed period,  which is generally 10 days after you receive the Contract though may be longer based on state law. This cancellation privilege may not be available for certain employment-based retirement plans. If you are eligible to and elect to cancel the Contract, the amount of the refund will generally be equal to your Contributions plus or minus accumulated gains or losses in the Underlying Investment(s) you were invested in. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

Neither the Securities and Exchange Commission (“SEC”), U.S. Commodity Futures Trading Commission, nor any State Securities Commission has approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Special Terms
The following is a glossary of key terms used in this prospectus.
Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.
Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date, or earlier termination of his/her Accumulation Account.
Annuitant: the person on whose life  annuity payments involving life contingencies will be based.
Annuity Purchase Date: the date a Participant elects to purchase a Fixed Annuity.
Code: the Internal Revenue Code of 1986, as amended.
Contract Owner/Contractholder: the individual employer, trust or association to which an annuity contract has been issued.
Contracts: the group variable annuity contracts offered by TFLIC to Contractholders, as described in this prospectus.
Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a Separate Account.
NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.
Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.
Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.
Purchase Payment: the amount contributed and remitted to TFLIC on behalf of a Participant.
Portfolio Company(ies): collectively or individually, the Transamerica Funds and Calvert VP SRI Balanced Portfolio in which the Subaccounts invest. Also referred to as an Underlying Investment(s).

Required Beginning Date: April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.
Separate Account: an account  established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the Contracts may be allocated.
Subaccount: A subdivision of the Separate Account that invests exclusively in shares of one portfolio company.
TAM: Transamerica Asset Management, Inc., an SEC-registered investment adviser and an affiliate of TFLIC.

TCL: Transamerica Capital, LLC, (formerly Transamerica Capital, Inc.) the principal underwriter, an SEC-registered broker-dealer and an affiliate of TFLIC.
Transamerica Funds: an open-end diversified management investment company registered under the 1940 Act.
Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.
Underlying Investments: collectively or individually, the Transamerica Funds and Calvert VP SRI Balanced Portfolio in which the Variable Funds Subaccounts invest.  Also referred to as a Portfolio Company.
Valuation Date: each day that the New York Stock Exchange is open for trading.
Valuation Period: the period between the ending of two successive Valuation Dates.
Variable Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Variable Funds and to which Purchase Payments may be allocated.
Variable Funds Subaccounts: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

Overview Of The Contract

Purpose

The Group Variable Annuity Contracts (the “Contracts”) are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and Corporate Nonqualified Deferred Compensation (“NQDC”) Contracts.

Phases of  the Contract

The Contract, like all deferred annuity contracts, has two phases:  the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

Accumulation Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement plan. A list of Portfolio Companies in which you can invest is provided in the back of this prospectus. See Appendix: Investment Options Available Under the Contract. Each has its own investment strategies and risks, investment adviser(s), expense ratio, cand performance history.

Annuity (Income) Phase. Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period.  If a fixed annuity is chosen, the Participant will receive a stream of income payments.

Contract Features

Accessing Your Money. Subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge.

Death Benefit.  If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan, the Accumulation Account value will be paid to his/her beneficiary.

Loan Provisions. None

Optional Benefits. None

Tax Treatment. You can transfer money between investment choices without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only if you make a surrender or withdrawal.

Withdrawal Options. Participant may, at any time during his/her Accumulation Period and prior to his/her death, redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. A withdrawal will generally have federal income tax consequences which may include penalties. Other significant withdrawal restrictions may be imposed by the Code.

Important Information You Should Consider About The Contract

FEES AND EXPENSES				Location in Prospectus
Are There Charges for Early Withdrawals?	No fee is charged by the Contract for redemption.			N/A
Are There Transaction Charges?	No.			Transfers
Are There Ongoing Fees and Expenses (annual charges)?
Yes, The table below describes the fees and expenses that you may pay each year, for your Contract depending on the options you choose.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

				Annual Contract Charges Appendix: Investment Options Available Under the Contract Annuity Contract Fee Tables And Expense Examples
	Annual Fee	Minimum	Maximum
	Base Contract	1.10%	1.25%
	Annual Contract Fee[1]	None	$50
	Investment options[2] (Portfolio Company fees and expenses)	0.37%	1.09%
	Optional Benefit Expenses None
	1 TFLIC does not currently assess an Annual Contract fee.
	2 As a percentage of Portfolio Company assets.

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost Estimate: $1,496	Highest Annual Cost Estimate: $2,371
	Assumes: ● Investment of $100,000 ● 5% annual return ● Least expensive fund fees and expenses ● No optional benefits ● No sales charges No additional purchase payments, transfers or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual return ● Most expensive fund fees and expenses ● No optional benefits ● No sales charges No additional purchase payments, transfers or withdrawals

RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Contract is designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Principal Risks of Investing in the Contract Federal Income Tax Status
What Are the Risks Associated with Investment Options ?
An investment in the Contract is subject to the risk of poor investment performance.  The investment performance of your Contract can vary depending on the performance of the Subaccounts options that you choose.

Each Subaccount has its own unique risks. You should review the Subaccounts carefully before making an investment decisio
Prospectus of each Portfolio Company Appendix- Investment Options available under Your Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Transamerica Financial Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability.

More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting www.transamerica.com or calling toll-free[(800) 755-5801.

Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?	Yes. We reserve the right to remove or substitute the Portfolio Companies that are available as investment options under the Contract.	Appendix:Financial Intermediary Variations Rights Reserved by TFLIC
Are There Optional Benefits?	No. There are no optional benefits.	N/A
TAXES		Location in Prospectus

What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Income Tax Status

CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives.  This conflict of interest may influence your investment professional to recommend the Contract over another investment.

Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own.  You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own your existing Contract.
Federal Income Tax Status

Annuity Contract Fee Tables And Expense Examples

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.
The first table describes the fees and expenses that you will, directly or indirectly pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options.  State premium taxes may be deducted upon the purchase of a Fixed Annuity under the Contract.

Transaction Expenses
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)	0%
Exchange Fee	$0

The following table shows the fees and expenses that you will pay each year during the time that you own the Contract not including the fees and expenses of the Underlying Investments.

Annual Contract Expenses:

Base Contract Annual Expenses (as a percentage of average account value)
Annual Contract Fee	$ 50(1)
Base Contract Fee	1.25%(2)

(1)TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.
(2)TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found under Appendix: Investment Options Available Under the Contract

Annual Portfolio Company Expenses(1)	Minimum	Maximum
Expenses (expenses that are deducted from Underlying Investment assets, including management fees, distribution and/or service and 12b-1 fees, and other expenses)	0.37%	1.09%

  The expenses shown are those incurred for the year ended October 31, 2025, Current or future expenses may be greater or less than those shown.

Expense Example:

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Separate Account annual expenses and the fees and expenses of the Underlying Investments.

If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $100,000 investment. These examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any Subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example is based on fees before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge  (1.25%) which may be imposed by TFLIC, and investing in the Portfolio Company with the maximum expenses (1.02%).

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,371	$7,304	$12,503	$26,761

Principal Risks Of Investing In The Contract

There are risks associated with investing in the Contract. The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your Subaccounts.  When you invest in the Separate Account, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of your Subaccounts and each Subaccount may have its own unique risks. You could lose the amount you allocate to a Subaccount.

Risks of an Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.

Investment Risk. You bear the risk of any decline in the Contract value caused by the performance of the Underlying Investments held by the Subaccounts. Those investments could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Underlying Investment. This risk could have a significant negative impact on the value of certain benefits offered under the Contract. The investment risks described in the prospectuses are for the Underlying Investments.

Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.

Tax Consequences. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals are generally restricted prior to age 59½, otherwise, a tax penalty may apply. The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

Cyber Security and Business Continuity Risks. Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Contract. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Contract. See “Non-Principal Risks of Investing in the Contract” in the SAI for additional information.

Market Risks. The market values of the Portfolio Companies’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions. See “Non-Principal Risks of Investing in the Contract” in the SAI for additional information.

Transamerica Financial Life Insurance Company, The Separate Account, and The Portfolio Companies

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd, a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the Contracts.
We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.

Financial Condition Of The Company

The benefits under the Contract are paid by Transamerica Financial Life Insurance Company from its general account assets and/or your cash value held in the Company’s Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below. TFLIC’s principal place of business is 440 Mamaroneck Avenue, Harrison, NY 10528; (800) 755-5801.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the Subaccounts of the Separate Account.  Your cash value in those Subaccounts constitutes a portion of the assets of the Separate Account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.   See "The Separate Account."

Assets in the General Account.  Any guarantees under the Contract that exceed the value of your Accumulation Account, such as those associated with the Contract’s death benefit, are paid from our general account (and not the Separate Account).  Therefore, any amounts that we may be obligated to pay under the Contract in excess of Subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our Contract Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage Contract Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI).  For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the

SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica’s ability to meet its obligations to its Contract Owners, are available on our website Financial Strength | Transamerica (www.transamerica.com/about-us/financial-strength) and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com), and S&P Global (www.standardandpoors.com).

The Separate Account

Transamerica Variable Funds.

Transamerica Variable Funds (the “Variable Funds Account”) was established by TFLIC under New York Insurance Law on November 30, 1993 as a Separate Account. The Variable Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Variable Funds Account is registered with the SEC under the 1940 Act, as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

Voting Rights. To the extent required by law, TFLIC will vote the interests in the Underlying Investments held in a Subaccount in accordance with the instructions received from Contractholders. The Contractholders will instruct TFLIC in accordance with the instructions received from Participants.

The assets held in the Variable Funds Subaccounts will be invested in the Transamerica Funds or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Transamerica Funds and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders. TFLIC will furnish Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Transamerica Funds or the Calvert Series.

Each Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in shares of a Portfolio Company. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Accordingly, it is possible for a small number of Contractholders (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder with respect to interests in the Underlying Investment attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder and to the Participants.

The Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder may give voting instructions include the following: (1) election of the governing boards of Portfolio Companies; (2) ratification of the independent accountant of a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio Company corresponding to the Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the investors of a Portfolio Company. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

General. TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Underlying Investments or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Underlying Investments or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders and Participants.

THE PORTFOLIO COMPANIES
There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts.  The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“CVS”), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series of Transamerica Funds, each an open-end diversified management investment company registered with the SEC under the 1940 Act. A description of each Portfolio Company, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in their respective prospectuses . Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Underlying Investments.

Information regarding each Portfolio Company including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix- Investment Options Available Under the Contract. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800) 755-5801 or by visiting our website at www.transamerica.com.

Charges

Following is a discussion of various charges under the Contract.

Charges for Mortality and Expense Risks

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC’s general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC’s assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC’s general account.

Annual Contract Charge

TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC’s costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

PORTFOLIO COMPANY CHARGES

Because the Variable Funds Subaccounts purchase interests in the Underlying Investments, the net assets of the Variable Funds Subaccounts will reflect the investment management fees and other expenses incurred by the Underlying Investments, as applicable.

  TAM serves as the investment adviser to each Transamerica Fund. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with sub-advisers, see the prospectus for each Portfolio Company.

  Calvert Research and Management is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CRM is contained in the Calvert Series prospectus.

COMMISSIONS

 The Company no longer pays commission compensation on sales of the Contracts.

Premium Tax

Under the laws of certain jurisdictions, premium taxes are payable upon the purchase of a Fixed Annuity under the Contract. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

The Annuity

Eligible Purchasers

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

Ownership

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the

Contract.

Purchase Payments

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and non-forfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

Employer-Sponsored Plan Requirements

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for additional information.

Rights of the Participant Under the Contract.  There are no required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant’s Annuity Purchase Date during which no Purchase Payments will be accepted by TFLIC, during a Participant’s Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not TFLIC’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

Failure of Qualification

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant.

Transfers

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Transamerica Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Variable Funds Contracts may be limited to the Subaccounts which invest in the Balanced II Fund, Large Value Opportunities Fund, Large Core Fund, Large Growth Fund, Small Cap Growth Fund , Small Cap Value Fund, International Equity or Calvert Series Fund.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Transamerica Variable Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (800) 755-5801. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Credit and Allocation of Purchase Payments

Each Participant must direct Purchase Payments to the Variable Funds Account. Each Participant must also designate Subaccounts within the Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the Underlying Investment, as appropriate.

Transfers

A Participant may transfer Units back and forth among the various Variable Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Underlying Investment in which a Variable Funds Subaccount is invested. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755-5801. TFLIC reserves the right to discontinue allowing telephone transfers.

Frequent Allocations of Purchase Payments

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and its long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Account may limit additional allocations of purchase payments directed to the Account by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but the Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

other techniques that may be adopted in the future, may not be effective. Shares of the Account are offered exclusively to fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account.

As noted above, if the Account is unable to detect and deter trading abuses, the Account’s performance, and its long term Participants, may be harmed. In addition, because the Account has not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Account will provide advance notice to Participants and prospective Contractholders of any specific restrictions on allocations of purchase payments that the Account may adopt in the future. Because the Account applies its policies in a discretionary manner, different account holders may be treated differently, which could result in some account holders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Account has adopted policies and procedures to prevent the selective release of information about the underlying mutual funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

Payment Options

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available.

The Account.  Purchase Payments under the Contracts are allocated to the segregated investment account of Transamerica Financial Life Insurance Company, which has been designated the Transamerica Variable Funds (the “Variable Funds Account”).

Annuity Period

Annuity Payment Options

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details.

For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

Annuity Purchase Date

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule for Participants in an employer-sponsored plan, benefits must begin by the later of the Participant’s Required Beginning Date or April 1st of the year after the Participant retires, at which time an election to receive an annuity or lump sum benefit must be made.  For IRA Participants, benefits must begin by the Required Beginning Date.. In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election. For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

Fixed Annuity

Fixed Annuity payments are not made from the Variable Funds Account, but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) , nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding Fixed Annuity payments and the general account in this prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than
$20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

Fixed Annuity Options

The following Fixed Annuity options may be available:

  Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment. Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

  Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25 or 30 years.

  Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

  Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a Contingent Annuity, the participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of 5, 10, 15 or 20 years. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity with Period Certain, may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates, which is the maximum monthly value payable by annuity for every $100 of account value annuitized, for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and
(iii) the type of Fixed Annuity option elected.

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the Contract to reasonably conform to the correct facts.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant’s beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.

Benefits under the Contract

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides a death benefit to the beneficiary.	Standard	No Charge	Only payable if the Participant dies before the Annuity Purchase Date.

Example: Assuming that the participant has died and has not yet purchased a fixed annuity, the participant’s beneficiary will receive the full account value once the death claim is submitted.

Death Benefit

Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity.

A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for additional information.

If the Participant dies before the Annuity StartDate, his/her entire interest must generally be distributed as follows: (1) if there is no designated beneficiary (for example, the Participant does not name an individual beneficiary or the beneficiary chosen is the Participant’s estate), then it must be fully distributed by the end of the fifth year following the year of death (and if required distributions began prior to the Participant’s death then the remaining balance also must be distributed at least as rapidly as it was during the Participant’s life), (2) if payable to a designated beneficiary (e.g. an individual), then it must be fully distributed by the end of the tenth year following the year of death, or (3) if payable to an eligible designated beneficiary, then the eligible designated beneficiary may elect to have his/her interest distributed over their life  or over a period not extending beyond their life expectancy, beginning within one year after the date of death.  An eligible designated beneficiary includes the Participant’s surviving spouse or minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than the Participant. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included.  The Participant’s minor child must still take remaining distributions within 10 years once they reach the age of majority as defined by the IRS.  If the beneficiary is the Participant’s spouse, distributions are not required to be made until the date that would have been the decedent’s Required Beginning Date.. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant’s death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

Credit of Purchase Payments

A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/ or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete. Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

Allocation of Purchase Payments

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by providing TFLIC with a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. In the event that no direction is provided by the participant, a payment may be directed to a default investment option selected by the Plan/Contractholder TFLIC reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.

Determination of Unit Value

The Variable Funds Subaccounts
The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where:
  is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Underlying Investment in which the Variable Funds Subaccount invests; and
  is the mortality and expense risk charge accrued as of that Valuation Date; and
  is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date

Redemption During the Accumulation Period

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge, and there is no minimum amount that must be surrendered or withdrawn.

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. An incomplete form  will be returned to the Participant for further instructions. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in the Underlying Investment held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See “Federal Income Tax Status”.

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

Redemption

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. See “Federal Income Tax Status.”

Loans: Not Available in this Contract

Federal Income Tax Status

The ultimate effect of federal income taxes on payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under U.S. federal income tax law is general in nature, is based upon TFLIC’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

Tax Treatment of TFLIC

TFLIC is taxed as a life insurance company under the Code. Investment income and gains from the assets of the Variable Funds Account and each Variable Funds Subaccount are reinvested and taken into account in determining the value of the Variable Funds Account and that Variable Funds Subaccount. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Variable Funds Account.

Section 403(b) Annuities

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax- exempt under Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $24,500 for 2026 and $23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of  $72,000 (for 2026)   (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $8,000 for 2026 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions.

However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after their Required Beginning Date, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are made on or after the date on which the Participant attains age 59, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order, (8) paid to the IRS pursuant to a levy to collect unpaid taxes, or (9) paid to a terminally ill individual or (10) paid in alignment with some other exception provided by the IRS.

Restrictions on Withdrawals of Elective Contributions.

Any funds in the Participant’s account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). However, any funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer’s plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.\

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of $72,000 for 2025 as indexed or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $24,500 for 2026 and $23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $8,000 in 2026 (an amount currently scheduled to be adjusted annually for inflation).The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a “lump sum distribution,” as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s
Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from
Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. A Participant’s total IRA contributions cannot exceed the applicable annual limit per Code Section 219(b)(5), as indexed for cost-of living adjustments ($7,500 for 2026), or the Participant’s taxable compensation for the year. The IRA contribution limit does not apply to rollover contributions or qualified reservist repayments.  If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did.  The combined amount of contributions cannot exceed the taxable compensation reported on the joint tax return.

No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.  However, “excess contributions” to an IRA are subject to an excise tax of 6% per year as long as the excess amounts remain in the IRA.  An excess IRA contribution can occur by: (1) contributing more than the IRA contribution limit; (2) making a contribution to a traditional IRA after the Participant’s attained the age of their Required Beginning Date; or (3) making an improper rollover contribution to an IRA.  In order to avoid the tax on excess contributions  the Participants must withdraw the excess contribution (along with any income earned on the excess contribution) by the due date of his/her individual income tax return (including extensions).  Note, any earned income on excess contributions that is withdrawn will be subject to income tax.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.

If the Participant receives any amount under the Contract prior to attainment of age 59 ½ , the Participant maybe required to pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Minimum Distribution Requirements

If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing on the Required Beginning Date in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see “Annuity Purchase Date”) the difference is considered to be an excess accumulation and the IRS may impose a 25% excise tax on this excess amount.

Minimum distributions are also required upon the death of the participant. These required distributions depend on the beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $24,500 for 2026 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on plan terms, Section 457 Plans may also allow additional catch-up contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin by the Required Beginning Date or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans.

Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions would be subject to the excise tax.

Non-Qualified Deferred Compensation Contracts

Taxable employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts. Such arrangements include, but are not limited to, excess benefit plans, supplemental executive retirement plans, and plans maintained by an employer primarily for a select group of management or highly compensated employees. Taxable employers for these non-qualified deferred compensation arrangements include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the arrangement’s definition of compensation. All amounts deferred, and any income earned thereon, remain the property of the employer and are subject to the claims of its general creditors, although the employer may place funds in a “rabbi” or “secular” trust. These arrangements can be subject to Code Section 409A, which requires that distributions be made only upon the occurrence of certain events, including separation from service, disability, death, unforeseeable emergency, or at a specified time or pursuant to a fixed schedule. In general, under Code Section 72(u) the annual increase in the value of the annuity contract is currently taxable to the employer. Further, no deduction is available to the employer until paid out. As a general rule, the Participant is subject to taxation upon receipt of the funds. However, if an arrangement fails to comply with Code section 409A, additional interest and income tax may apply to the Participant.Income Tax Withholding.
Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

Income Tax Withholding

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

  Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or
  Required by the Code due to the individual reaching their Required Beginning Date , or
  Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.
Exchanges

You can generally exchange a nonqualified annuity Contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified contracts directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this Contract (that person may earn a commission if you buy this Contract through an exchange, transfer or otherwise).
Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Anti-Money Laundering (AML) and Sanctions

The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program.  The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.

The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”).  These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC.  Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC.  In order to comply with OFAC requirements, the Company reviews applicants, Participants, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list.  The Company only accept premium payments that are not subject to sanctions and in United States currency.

If  a Participant or annuitant is subject to sanctions, the Company is required to block access to a Participant’s Contract and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC.  Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well.  In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of sanctions.

Distribution of the Contracts

TCL will act as the principal underwriter and distributor of the Contracts. TCL or other authorized broker-dealers that enter into an agreement with TCL will perform sales and marketing functions relative to the Contracts which participate in the Variable Funds Account. TCL is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202. The Contracts were wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for TFLIC. We have discontinued new sales of the Contracts. TCL authorized its affiliated broker-dealer, Transamerica Investors Securities LLC (“TIS”) to sell the Contracts and also to perform certain distribution functions on behalf of TCL. TIS may also enter into selling agreements with other broker-dealers for the sale of the Contracts.

The Company no longer pays commission compensation on sales of the Contracts.  While commission compensation is not paid, broker-dealers who sell the Contracts may receive the following compensation from TCL, TIS or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCL, TIS or their affiliates. TCL, TIS or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates.

Statutory Basis Financial Statements

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Transamerica Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds.

Other Information

Additional Information About the Prospectus. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

  For further information with respect to TFLIC and the Contracts offered by this prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this prospectus.

  For further information with respect to the Transamerica Funds or Transamerica Asset Management, Inc., including the Funds’ Statement of Additional Information, contact Transamerica Asset Management, Inc. at 1801 California Street, Suite 5200, Denver, CO 80202, or call 1-888-233-4339.

  For further information with respect to the Calvert Series, CVS or Calvert Research and Management, including the Calvert Series’ Statement of Additional Information, contact CVS at 2050 M Street NW, Washington, DC 20036, or call (800) 368-2745.

Householding. The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by contacting the Company at its address or phone number set forth on the cover of this prospectus.

Rights Reserved by TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

  To operate Transamerica Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;
  To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
  To transfer any assets in a Subaccount to another Subaccount or to one or more Separate Accounts, or to TFLIC’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a Separate Account;
  To substitute, for the interests in an held in any Variable Funds Subaccount, interests in another Underlying Investment or interests in another investment company or any other investment permitted by law; and
  To make any necessary technical changes in the Contracts in order to conform with any of the above- described actions or as may be required or permitted by applicable laws affecting Transamerica Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC’s judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Appendix- Investment Options Available Under the Contract

The following is a list of current Portfolio Companies available under the Contract which are subject to change as discussed in this prospectus. Depending on the Separate Account of your Contract, you may not be able to invest in certain Portfolio Companies. Not  all investment options listed in this prospectus may be available to you. Please refer to your employer’s plan documents for a list of Portfolio Companies that are available in your plan.

More information about each Portfolio Company is available in its prospectuses. The prospectuses, which may be amended from time to time, can be found online at by accessing your account at www.transamerica.com. You can also request this information at no cost by calling our Administrative Office at (800) 755-5801.

The current expenses and performance below reflect fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

The availability of investment options may vary depending on the financial intermediary through which the Contract is sold. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact Your financial intermediary or our Administrative Office. See Appendix -Financial Intermediary Variations.

Investment Objective	Underlying Fund Company and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Seeks to provide a high total investment return.	Transamerica Balanced II-Class I3[4] Sub-Adviser: Aegon USA Investment Management, LLC	0.62%	12.01%	7.51%	8.65%
Seeks to achieve maximum total return.	Transamerica Core Bond-Class I3[2] Sub-Adviser: Aegon USA Investment Management, LLC	0.42%	5.91%	-1.31%	1.10%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica Government Money Market*-Class I3[1] Sub-Adviser: BlackRock Investment Management, LLC	0.33%	2.84%	2.21%	1.24%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica High Yield Bond-Class I3[3] Sub-Adviser: Aegon USA Investment Management, LLC	0.61%	7.50%	2.92%	4.63%

Seeks maximum real return, consistent with appreciation of capital.	Transamerica Inflation Opportunities-Class I3[9] Sub-Adviser: PineBridge Investments LLC	0.52%	5.03%	N/A	N/A

Seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica International Equity-Class I38 Sub-Adviser: Thompson, Siegel & Walmsley LLC	0.76%	31.21%	8.04%	6.67%
Seeks to provide capital appreciation.	Transamerica Large Core ESG-Class I3[6] Sub-Adviser: PineBridge Investments LLC	0.54%	16.43%	13.25%	12.44%
Seeks to maximize long-term growth.	Transamerica Large Growth-Class I3[7] Sub-Adviser: Morgan Stanley Investment Management Inc. and Wellington Management Company LLP	0.71%	17.81%	5.77%	14.62%
Seeks to provide long-term capital appreciation.	Transamerica Large Value Opportunities-Class I3[5] Sub-Adviser: PineBridge Investments LLC	0.50%	8.58%	10.66%	8.31%
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.	Transamerica Short Term Bond-Class I3[10] Sub-Adviser: Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc.	0.42%	4.57%	N/A	N/A
Seeks long-term capital appreciation.	Transamerica Small Cap Growth-Class I3[11] Sub-Adviser: Ranger Investment Management, LP	1.00%	-3.81%	-0.90%	N/A
Seeks long-term capital appreciation.	Transamerica Small Cap Value-Class I3[11] Sub-Adviser: Systematic Financial Management, L.P	0.89%	8.36%	7.22%	N/A

Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio-Class I Adviser: Calvert Research and Management	0.65%	10.26%	7.50%	8.68%
*Government Money Market: The 7-Day Yield was 2.30% as of December 31, 2025 The 7-Day Effective Yield was 2.32% as of December 31, 2025

(1) Total returns calculated for any period for the Government Money Market reflect the performance of the Transamerica Partners Government Money Market Portfolio prior to October 13, 2017 and the performance of the Transamerica Government Money Market Fund thereafter.

(2) Effective November 1, 2022, Transamerica Intermediate Bond was renamed Transamerica Core Bond Total returns calculated for any period for the Intermediate Bond reflect the performance of the Transamerica Partners Institutional  Core Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica Intermediate Bond Fund thereafter.

(3) Total returns calculated for any period for the High Yield Bond reflect the performance of the Transamerica Partners High Yield Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica High Yield Bond Fund thereafter.

(4) Total returns calculated for any period for the Balanced II reflect the performance of the Transamerica Partners Balanced Portfolio prior to September 15, 2017 and the performance of the Transamerica Balanced II Fund thereafter.

(5) Total returns calculated for any period for the Large Value Opportunities reflect the performance of the Transamerica Partners Institutional Large Value Portfolio prior to May 5, 2017 and the performance of the Transamerica Large Value Opportunities thereafter.

(6) Effective March 1, 2023, Transamerica Large Core was renamed Transamerica Large Core ESG and the fund’s investment strategy was revised to include an ESG overlay. Total returns calculated for the period from March 10, 2017 to February 28, 2023 reflect the performance of the Transamerica Large Core. Total returns calculated for periods prior to March 17, 2017 reflect the performance of the Transamerica Partners Institutional Large Core Portfolio.

(7) Total returns calculated for any period for the Large Growth reflect the performance of the Transamerica Partners Institutional Large Growth Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Growth Fund thereafter.

(8) Total returns calculated for any period for the International Equity reflect the performance of the Transamerica Partners International Equity Portfolio prior to March 10, 2017 and the performance of the Transamerica International Equity Fund thereafter.

(9) Transamerica Inflation Opportunities was added effective October 27, 2023 and as of December 31, 2025 does not have five or ten year annualized total returns.
(10) Transamerica Short Term Bond was added effective December 12, 2022 and as of December 31, 2025, does not have five or ten year annualized total returns.
(11) Small Cap Growth and Small Cap Value were added effective July 31, 2020, and as of December 31, 2025, do not have ten year annualized total returns.
Note: All Transamerica Fund underlying fund portfolios are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

37

Table of Contents

APPENDIX: FINANCIAL INTERMEDIARY VARIATIONS

Transamerica Variable Funds (the “Contract”)

This appendix describes variations in the availability of investment options, Contract benefits, and other Contract features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Contract is sold.

Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.

NOT APPLICABLE

How To Find Additional Information About Your Contract

The Statement of Additional Information (“SAI”) dated May 1, 2026 for this Contract includes additional information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated into this prospectus by reference. The SAI includes additional information about Transamerica and the Separate Account.

For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, call us at our administrative office at (800) 755-5801 (Monday – Friday from 8:30 a.m.  – 7:00 p.m.  Eastern time), or by writing us at our mailing address at Transamerica, 6400 C Street SW, Cedar Rapids, IA 52499-0001.

Reports and other information about us and the Separate Account are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier No. is # C0000916943

Statement of Additional Information
Group Variable Annuity Contracts
Issued By
Transamerica Variable Funds
and
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue, Harrison, NY 10528
(800) 755-5801
This Statement of Additional Information (“SAI”) is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2026, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Variable Funds (the “Variable Funds Account” or “Account”). The Prospectus is available, at no charge, by writing TFLIC at 440 Mamaroneck Avenue, Harrison, New York 10528 or by calling (800) 755-5801.
Dated: May 1, 2026

Information about US

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (TFLIC) was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are located at 440 Mamaroneck Avenue, Harrison, New York 10528

We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd. a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

TFLIC holds the assets of the separate account physically segregated and apart from the general account All obligations arising under the contracts, including the promise to make annuity payments are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the contracts.

Transamerica  Variable Funds Subaccounts

The Transamerica Variable Funds Account (“Variable Funds Account”), 440 Mamaroneck Avenue, Harrison, New York, was established by the Company on November 30, 1993, and is a unit investment trust registered with the SEC under the 1940 Act (the “1940 Act”) and operating under New York law. The Variable Funds Account has underlying investments which are managed by Transamerica Asset Management, Inc. (“TAM”), except the Calvert Series Subaccount which invests in the Calvert VP SRI Balanced Portfolio, a mutual fund managed by Calvert Research and Management.

 Non-Principal Risks of Investing in the Contract

CYBER SECURITY (continued from “Principal Risks” section of the Prospectus)

OPPORTUNITIES and CHALLENGES

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

OVERVIEW

Information security and privacy regulation Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidances, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500) amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.  The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S- P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.

Operational Risks A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers.  Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.  Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations. Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.  Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees.

Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.

Market Risks

The market prices  of a fund’s securities or  other assets may go up or down,  sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic,  and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the fund’s securities and  assets fall,  the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.

The  pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains  and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking  extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments due to the interconnected nature of the global economy and capital markets.
For each of the Transamerica Funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Funds.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is wholly owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, as applicable, unless otherwise noted in the prospectus, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.

In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the fund. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.

Transamerica (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of Variable Funds Account and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend Variable Funds Account or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in Variable Funds Account and Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates)that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. TAM also acts as an investment manager with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.
TAM serves as investment advisor to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts  which operate as funds of funds and asset allocation accounts that invest in affiliated underlying investments and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of fund’s  assets among the underlying fund or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub adviser or portfolio construction manager and is subject to conflicts of interest in connection with the selection and allocation by the sub-adviser or portfolio construction manager of the assets of the fund of funds or Other Account. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser or portfolio construction managers, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts. Transamerica will receive more revenue when it or a sub-adviser or portfolio construction manager selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying investments or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying investments or Other Accounts or to those underlying investments or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated subscale underlying investments or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds or funds and certain funds or funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying investments, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying investments. TAM Compliance monitors allocation changes by the funds of funds.

TAM may have a financial incentive to implement certain changes to Variable Funds Account or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher management or advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.

Such aggregation of assets may create incentives for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement. TAM is a fiduciary for shareholders in the funds and must act in their best interests. As a fiduciary, TAM must put the interests of the funds ahead of its own interests (or the interests of its affiliates), and must conduct the affairs of the funds as would prudent and experienced money managers. Any decision by TAM to recommend the hiring, retention or termination of a sub-adviser for a fund to the fund’s Board and, if required, fund shareholders/investors, must serve the interests of shareholders in that fund without taking into account any potential benefit or harm to any other fund or Other Account or Transamerica .

Sale of Contracts/Principal Underwriter
Transamerica Capital, LLC. (“TCL”) (formerly Transamerica Capital, Inc.), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which were sold by registered representatives who were also licensed insurance agents of TFLIC. We have discontinued new sales of the Contracts.  TCL is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

TCL will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Custodian
State Street, located at One Iron Street, Boston, MA 02110, serves as the Trust’s custodian. State Street, among other things, maintains a custody account or accounts in the name of each underlying investment, receives and delivers all assets for the underlying investments upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the underlying investments and makes disbursements on behalf of the underlying investments. State Street neither determines the underlying investments’ investment policies nor decides which securities the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Purchase, Redemption and Pricing of Shares
Unit Value Determination
TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange (“NYSE”) is open for business. The unit value is not determined in days when the NYSE is closed. This daily determination of unit value is made as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding Underlying Investment in which the assets of the particular Variable Funds Subaccount are invested. Therefore, the valuation of units of the Variable Funds Subaccounts depends on the valuation policies of the Underlying Investments.

Historical Performance Data

Money Market Yields
We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects:

(i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.

Where
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a contract, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where
NCS
=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.
ES
=
Per unit expenses of the Subaccount for the 7-day period.
UV
=
The unit value on the first day of the 7-day period.

The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.

P (1 + T)N = ERV
Where:

T ERV P N	= = = =
The average annual total return net of Subaccount recurring charges.
The ending redeemable value of the hypothetical account at the end of the period.
A hypothetical initial payment of $1,000.
The number of years in the period.

Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.

CTR = (ERV / P)-1
Where:
CTR ERV P	= = = = =
The cumulative total return net of Subaccount recurring charges for the period.
The ending redeemable value of the hypothetical investment at the end of the period.
A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that are currently in effect.

Services
We perform administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

Independent Registered Public Accounting Firm

The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplementary information of Transamerica Financial Life Insurance Company for the year in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of Transamerica Variable Funds appearing herein have been audited by Ernst & Young LLP, independent registered public accounting firm, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

Financial Statements

The financial statements of the Transamerica Variable Funds and the statutory basis financial statements of TFLIC are included in Part B of this Registration Statement.

The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Variable Funds.

Requesting Documents. You may request a free copy of any or all of the information incorporated by reference into the Prospectus and/or SAI (other than exhibits not specifically incorporated by reference into the text of such documents). Please direct any oral or written requests for such documents to our Administrative and Service Office at:

6400 C Street SW
Cedar Rapids, IA 52499
Telephone: (800) 755-5801